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 					       Filed Pursuant to Rule 497(e) of
                                                     the Securities Act of 1933

                                                               December 1, 2015

                                    Pioneer Funds

            Supplement to the Prospectus and Summary Prospectus, as in effect and as may be amended from time to time, for:

Fund                                             Date of Prospectus
----                                             -------------------------------
Pioneer Classic Balanced Fund                    December 1, 2015
PPioneer Government Income Fund                  December 1, 2015
Pioneer Multi-Asset Income Fund                  December 1, 2015
Pioneer Solutions - Balanced Fund                December 1, 2015
Pioneer Solutions - Conservative Fund            December 1, 2015
Pioneer Solutions - Growth Fund                  December 1, 2015

Pioneer Investment Management, Inc. (the "Adviser"), each fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM")
(the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause each fund's current investment advisory agreement with the Adviser to terminate. Accordingly, each fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, each fund's new investment advisory agreement will be submitted to the shareholders of the fund for their approval.

                                                                   29010-00-1215
                                        (C) 2015 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC